                                                                   EXHIBIT 10.28



                                    AGREEMENT

                                     between

                                INTEL CORPORATION

                                       and

                           NORRIS COMMUNICATIONS, INC.






                                *       Portions of this Exhibit have been
                                        omitted (based upon a request for
                                        confidential treatment) and have been
                                        filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.


                                        DATE:

                 INTEL CORPORATION PURCHASE AGREEMENT - SERVICES

                                          Agreement #:_________________________

                                       Effective Date:_________________________

                                      Expiration Date:_________________________

                                               CNDA #:_________________________

BUYER: Intel Corporation (and all Intel divisions and subsidiaries, hereinafter "BUYER" or "INTEL").

________________________________________________________________________________


________________________________________________________________________________


SUPPLIER/CONTRACTOR: Norris Communications, Inc. (hereinafter "SUPPLIER")


________________________________________________________________________________

                                           Terms and Conditions of Purchase
                                           Agreement - Services
Addenda attached are shown here and  [X]   A  Scope of  Services, Prices/Rates
incorporated by this reference.      [X]   B  Performance Standards
(Mark "X" where applicable.)         [X]   C  Negotiated Changes
                                     [X]   D  Protection of Buyer's Information
                                              Assets
                                     [X]   E  Alcohol and Drug-Free Workplace
                                              Directive
                                     [X]   F  Certificate of Originality;
                                              Assignment of Intellectual
                                              Property
                                     [X]   G  Press Announcement

Buyer may purchase and Supplier shall provide the Services as described on Addendum A at the prices provided there in accordance with the performance standards of Addendum B and the terms and conditions of this Agreement. All purchase orders issued to Supplier by Buyer during the term of this Agreement shall be governed only by the terms and conditions of this Agreement notwithstanding any preprinted terms and conditions on Supplier's acknowledgment or Buyer's Purchase Order. Any additional or different terms in Supplier's documents are deemed to be material alterations and notice of objection to and rejection of them is hereby given.

INTEL CORPORATION                      SUPPLIER

By: /S/ Richard DeLateur               By: /S/ Alfred H. Falk
    ------------------------------         -------------------------------------
            Signature                                  Signature

Richard DeLateur                           Alfred H. Falk
----------------------------------         -------------------------------------
Printed Name                               Printed Name

V.P./G.M. - New Business Investment        President
----------------------------------         -------------------------------------
Title                                      Title

August 4, 1998                             July 22, 1998
--------------                             -------------
Date                                       Date

              TERMS AND CONDITIONS OF PURCHASE AGREEMENT - SERVICES


1.    DEFINITIONS

A. "Service(s)" means the work to be performed as designated in Addendum A in compliance with the Performance Standards of Addendum B.

B. "Development" means the specific design provided by Supplier incidental to the Services.

C. "Purchase Order" is Buyer's document setting forth specific Services to be rendered and Release information.

D. "Release" means Buyer's authorization for Supplier to provide the Services defined in Addendum A. The Release is contained in the Purchase Order sent to Supplier.

E. "Software" means the software or firmware provided by Supplier that is required or normally provided for operation of the Development, in object code form, as described and specified in Addendum A, including related documentation, or environments, bug fixes, updates, enhancement and new releases developed during the term of this Agreement.

2.    TERM OF AGREEMENT

A. The term of this Agreement shall begin on the Effective Date and continue through the Expiration Date.

3.    PRICING AND AUDITS

A. Prices set forth on Addendum A shall remain fixed for the duration of this Agreement except as provided herein. The parties may substitute a Revised Addendum A at any time by each signing a dated copy which shall from such date be the effective Addendum A.

B. The price charged Buyer for any incidental Deliverable or equivalent Services shall always be Supplier's lowest net price charged any customer for those Deliverable or Services regardless of any special terms, conditions, rebates or allowances of any nature. If Supplier reduces its prices to others for goods or services substantially equivalent to the Deliverable and Services to be provided to Buyer hereunder, the price for any Deliverable or Services not yet shipped, performed or invoiced shall be adjusted to such lower prices.

C. Applicable taxes and other charges such as duties, customs, tariffs, imposts and government imposed surcharges paid by Supplier shall be stated separately on Supplier's invoice.

D. Additional costs, except those described on Addendum A, will not be reimbursed without Buyer's prior written approval.

4.    INVOICING AND PAYMENT

A. Prompt payment discounts will be computed from the latest of: (i) the date of actual Service; or (ii) the date a properly filled out original invoice is received. Payment is made when Buyer's check is mailed or EDI funds transfer initiated. Buyer shall make payment within forty-five (45) days of receipt of the proper original invoice.

B. Original invoices shall be submitted and shall include: Purchase Agreement number from the Purchase Order, Purchase Order number, line Item number, listing of and dates of Service provided, complete bill to address, description of incidental Deliverable, quantities, unit price, extended totals, and any applicable taxes or other charges. Buyer's payment shall not constitute acceptance.

C. Supplier shall be responsible for and hold Buyer harmless for any and all payments to its vendors or subcontractors utilized in the performance of the Services.

D. Supplier agrees to invoice Buyer no later than one hundred eighty (180) days after completion of Services or shipment of Deliverable. Buyer will not be obligated to make payment against any invoices submitted after such period.

E. Any money advanced by Buyer to Supplier for work contemplated pursuant to this Agreement shall be used by Buyer solely for the work related to the Deliverable and Services.

5.    TERMINATION FOR CONVENIENCE

      This Agreement shall commence on the Effective Date and shall continue for a period of three years thereafter.

      This Agreement may be terminated for cause by one party for a material breach by the other party. Should a party believe there has been a material breach by the other party that party shall provide written notice setting forth the breach to the other party. The other party shall have sixty (60) days to cure the breach. If the breach is not cured by the end of this period, the first party may provide written notice to the other party terminating this Agreement for cause, ten (10) days after issuance of the termination notice to the breaching party having failed to cure the breach as set forth above.

      Either party may terminate this Agreement for convenience, prior to completion of the Demo units, upon sixty (60) days written notice to the other party and payment of fees due at termination. However, should any of the work product be utilized by Intel, then the licensing and royalty provisions of Addendum C shall survive such termination.

6.    CONTINGENCIES

      Neither party shall be responsible for its failure to perform due to causes beyond its reasonable control such as acts of God, fire, theft, war, riot, embargoes or acts of civil or military authorities. If Services are to be delayed by such contingencies, Supplier shall immediately notify Buyer in writing and Buyer may either: (i) extend time of performance; or
      (ii) terminate all or part of the uncompleted portion of the Purchase Order at no cost to Buyer.

7.    SCHEDULING AND RELEASES

      Supplier shall promptly perform Services as scheduled or shall promptly notify Buyer if unable to perform any scheduled Services and shall state the reasons.

8.    WARRANTY

      Norris shall take all necessary steps so that the Development is designed to comply with the safety standards established by UL at the time of delivery of the Demo units. However, Norris shall not obtain UL approval of the Demo units which are not intended for sale.

      Norris warrants that the title to the Norris portion of the Development, when conveyed to Intel, is good and free from any security interest or encumbrance except as provided in Addendum C or as otherwise agreed upon in writing, and that the Development and Demo units meet the requirements of the PCD. The Demo units shall have no extended warranty other than to perform per the PCD at delivery.

      ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, EXCEPT AS TO TITLE, THERE ARE NO WARRANTIES EXPRESSED OR IMPLIED OR ANY AFFIRMATION OF FACT OR REPRESENTATION EXCEPT AS SET FORTH HEREIN WITH RESPECT TO THE DEMO UNITS OR ANY PRODUCTION UNITS BASED ON THE DEVELOPMENT. THERE IS NO WARRANTY OF MERCHANTABILITY. IN NO EVENT SHALL NORRIS BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES.

      THE FOREGOING SHALL CONSTITUTE INTEL'S SOLE RIGHT AS REMEDY UNDER THIS AGREEMENT WITH RESPECT TO THE PRODUCTS AND FUTURE PRODUCTS BASED ON THE REFERENCE DESIGN.

      If Norris is engaged to modify the Development to meet the specific requirements of a licensee or sublicensee, and no other party modifies the Development, then Norris shall provide such standard warranty of the Development Design as is customary, if any is required.

9.    CONFIDENTIALITY AND PUBLICITY

A. During the course of this Agreement, either party may have or may be provided access to the other's confidential information and materials. Additionally, Supplier may be engaged to develop new information for Buyer, or may develop such information during the performance of Services, which information will become, upon creation, Buyer's confidential information unless otherwise agreed in writing. Provided information and materials are marked in a manner reasonably intended to make the recipient aware, or the recipient is sent written notice within thirty (30) days of disclosure, that the information or materials are "Confidential", each party agrees to maintain such information in accordance with the terms of this Agreement and the CNDA referenced on the signature page of this Agreement and any other applicable separate nondisclosure agreement between Buyer and Supplier. At a minimum each party agrees to maintain such information in confidence and limit disclosure on a need to know basis, to take all reasonable precautions to prevent unauthorized disclosure or use, and to treat such information as it treats it's own information of a similar nature for a period of three (3) years from the date of disclosure. Supplier's employees who access Buyer's facilities may be required to sign a separate access agreement prior to admittance to Buyer's facilities. Furthermore, Supplier will furnish a copy of Addendum D to each of its employees and subcontractors assigned to or contracted for Buyer work and will take reasonable steps to assure Buyer that all such have read and understood Addendum D. Supplier shall not use any of the confidential information created for Buyer other than for Buyer.

B. Within no more than one week following the effective of this agreement, the parties hereto shall issue a press release announcing the relationship between Intel and Norris. The parties shall mutually agree upon the content of such press release and of all subsequent announcements related to this Agreement, as well as the contents and timing of each press conference and similar function related thereto. Each such press release, press conference or similar activity shall be subject to the consent of each of the parties hereto. Norris intends to issue a single press release about the existence of this Agreement as outlined in the "press release draft" attached to this Agreement as Addendum G and Intel hereby authorizes its release. The parties agree that neither will disclose the existence of this Agreement, nor any of its details or the existence of the relationship created by this Agreement, to any third party without the specific, written consent of the other. If disclosure of this Agreement or any of the terms hereof is required by applicable law, rule or regulation, or is compelled by a court or governmental agency, authority or body: (i) the parties shall use all legitimate and legal means available to minimize the disclosure to third parties of the content of the Agreement, including without limitation seeking a confidential treatment request or protective order; (ii) the disclosing party shall inform the other party at least ten
      (10) business days in advance of the disclosure; and (iii) the disclosing party shall give the other party a reasonable opportunity to review and comment upon the disclosure, and any request for confidential treatment or a protective order pertaining thereto, prior to making such disclosure. The parties may disclose this Agreement in confidence to their respective legal counsel, accountants, bankers and financing sources as necessary in connection with obtaining Services from such third parties. The obligations stated in this section shall survive the expiration or termination of this Agreement. Neither party may use the other party's name or trademarks in advertisements, brochures, banners, letterhead, business cards, reference lists or similar advertisements without the other's written consent Norris may make such regulatory disclosures as reasonably required concerning this Agreement and its progress.

10.   HAZARDOUS MATERIALS

A. If Deliverable or any Services provided hereunder include hazardous materials as defined by relevant local, state, and national law, Supplier represents and warrants that Supplier and its personnel providing Services to Buyer understand the nature of and hazards associated with the design and/or service of Deliverable including handling, transportation, and use of such hazardous materials, as applicable to Supplier. Prior to causing hazardous materials to be on Buyer's property, Supplier shall obtain written approval from Buyer's Site Environmental/Health/ Safety organization. Supplier will indemnify Buyer from any liability resulting from Supplier's actions in connection with: (i) providing such hazardous materials to Buyer; and/or (ii) the use of such hazardous materials in providing Services to Buyer.

B. Supplier will timely provide Buyer with material safety data sheets and any other documentation reasonably necessary to enable Buyer to comply with applicable laws and regulations.

C. Supplier hereby certifies that Deliverable supplied to Buyer do not contain and are not manufactured with any ozone depleting substances, as those terms are defined by law.

11.   INSURANCE

A. Without limiting or qualifying Supplier's liabilities, obligations or indemnities otherwise assumed by Supplier pursuant to this Agreement, Supplier shall maintain, at its sole cost and expense, with companies acceptable to Buyer, Commercial General Liability and Automobile Liability Insurance with limits of liability not less than $1,000,000 per occurrence and including liability coverage for bodily injury or property damage (1) assumed in a contract or agreement pertaining to Supplier's business and
      (2) arising out of Supplier's product, Services or work. Supplier's insurance shall be primary, and any applicable insurance maintained by Buyer shall be excess and non-contributing. The above coverages shall name Buyer as additional insured.

B. Supplier shall also maintain statutory Workers' Compensation coverage, including a Broad Form All States Endorsement in the amount required by law, and Employers' Liability Insurance in the amount of $1,000,000 per occurrence. Such insurance shall include an insurer's waiver of subrogation in favor of Buyer.

C. Supplier shall provide Buyer with properly executed Certificate(s) of Insurance prior to commencement of performance of this Agreement and shall notify Buyer, no less than thirty (30) days in advance, of any reduction or cancellation of the above coverages.

12.   COMPLIANCE WITH LAWS AND RULES

A. Supplier shall comply with all national, state and local laws and regulations governing the manufacture, transportation, and/or sale of Deliverable and/or the performance of Services in the course of this Agreement. In the United States, these may include, but are not limited to, Department of Commerce, Environmental Protection Agency and Department of Transportation regulations applicable to hazardous materials and all employment and labor laws governing Supplier's personnel providing Services to Buyer.

B. Supplier agrees to abide by all Buyer's rules and regulations while on Buyer's premises or performing Services including, but not limited to, safety, health and hazardous material management rules, and rules prohibiting misconduct on Buyer's premises such as use of physical aggression against persons or property, harassment and theft. Supplier will perform only those Services identified on Addendum A and will work only in areas designated for such Services.

C. Supplier represents and agrees that it is in compliance with Executive Order 11246 and implementing Equal Employment Opportunity regulations and the Immigration Act of 1987, unless exempted or inapplicable.

13.   INDEMNIFICATION

      Norris shall save Intel, its agents and customers, harmless from all costs, loss, damage and liability, except consequential damages, which may be incurred on account of the infringement of any United States patent, copyright, or misappropriation of a trade secret arising out of the sale or use of products procured under this Agreement by Intel to the extent of the Norris portion of the Development and subject to Intel providing the licenses specified in Addendum A, and Norris shall, at its own expense, defend all claims, suits or actions of infringement of patents, against Intel, Intel's agents or customers, provided Norris is promptly notified of such claims, suits and actions, given all evidence in Intel's possession, reasonable assistance in defense of the claim, at Norris' expense, sole control of the defense thereof and all negotiations for its settlement or compromise. In the event of such a charge of infringement, Norris' obligation under this Agreement shall be fulfilled if Norris:

            A. Obtains a license for Intel, Intel's agents or its customers to continue to use or sell the infringing product; or,

            B. Refunds the purchase price paid to Norris by Intel for the development hereof; or,

            C. Replaces or modifies the infringing portion of the Development Design so as to be substantially equal but non-infringing.

                  Norris shall not have any liability to Intel under any provision of this Section if the patent infringement is based upon the use of the Development Design in a manner for which the Reference Design was not designed. The above states the entire liability of Norris with respect to infringement of patents.

14.   INDEPENDENT CONTRACTOR

      In performing Services under this Agreement, Supplier is an independent contractor and its personnel and other representatives shall not act as nor be agents or employees of Buyer. As an independent contractor, Supplier will be solely responsible for determining the means and methods for performing the required Services. Supplier shall have complete charge and responsibility for personnel employed by Supplier; however, Buyer reserves the right to instruct Supplier to remove from Buyer's premises immediately any of Supplier's personnel who is in breach of Section 12 of this Agreement. Such removal shall not relieve Supplier's obligation to provide Services under this Agreement.

15.   NEW DEVELOPMENTS

      It is understood and agreed between the parties that the Development may utilize certain proprietary core technology of Norris ("Norris Technology") some of which is subject to pending patent applications. Norris reserves the ownership and right to use the Norris Technology for its own products and for products developed for other Norris customers. Nothing herein shall impair such rights, title or interest of Norris to the Norris Technology.

      Norris acknowledges that all right, title and interest in and to the Development, upon completion of development and subject to the payments outlined herein, shall be the sole property of Intel, subject to Addendum
      C. Norris agrees to assign to Intel the Development Design and take other steps necessary or proper to assist Intel in perfecting its ownership in the Development Design including obtaining patent or other protection. Use of Norris technology shall require a license from Norris as described in Addendum C.

      Norris shall have the nonexclusive right to use the Development Design for its own products, to develop and manufacture products using the Development for others, or to market the Development Design to its customers in accordance with terms specified by Intel from time to time, but no less favorable than other comparable

      Development/Reference Design licensees of Intel or any other agents, distributors, master licensees or marketers of the Development. Notwithstanding, no license is granted by this Agreement to Norris for any Intel intellectual property rights other than the rights in the intellectual property rights which arise from the work performed by Norris under this Agreement in the Development Design.

      Norris is in the business of developing products and software for OEM customers and nothing in this agreement shall preclude Norris from developing digital recorders and other products for present or future customers. However, in consideration of the payments outlined herein, Norris agrees it will not develop a portable recorder for any other customer featuring a combination of *************************************
      for a period of three (3) years from the date hereof, without either (a) the written permission of Intel or (b) having such customer license the Development, in whole or in part.

16.   MERGER, MODIFICATION, WAIVER, AND REMEDIES

A. This Agreement contains the entire understanding between Buyer and Supplier with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, dealings and negotiations. No modification, alteration or amendment shall be effective unless made in writing, dated and signed by duly authorized representatives of both parties.

B. No waiver of any breach hereof shall be held to be a waiver of any other or subsequent breach.

C. Buyer's rights and remedies stated in this Agreement are in addition to any other rights and remedies provided by law or in equity.

D. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, such determination shall not affect the validity of the remaining provisions unless Buyer determines in its discretion that the court's determination causes this Agreement to fail in any of its essential purposes.

17.   ASSIGNMENT

      This Agreement is for personal Services and neither party may assign or factor any rights in nor delegate any obligations under this Agreement or any portion thereof without the written consent of the other provided, however, an assignment by one party to a wholly or majority owned subsidiary or to a successor company of that party shall be authorized. The parties agree Buyer may cancel this Agreement for cause should Supplier attempt to make an unauthorized assignment of any right or obligation arising hereunder.

18.   HEADINGS

      The headings provided in this Agreement are for convenience only and shall not be used in interpreting or construing this Agreement.

19.   APPLICABLE LAW

      This Agreement is to be construed and interpreted according to the laws of the State where Services are provided.

20.   SPECIFIC PERFORMANCE

      Notwithstanding anything else contained in this Agreement, Buyer and Supplier specifically agree that failure to perform certain obligations undertaken in connection with this Agreement would cause irreparable damage, and that monetary damages would not provide an adequate remedy in such event. The parties further agree that Supplier's failure to complete performance of the Services called for in this Agreement or on any project Released under this Agreement or to deliver or effect delivery of Services and/or materials as contracted are such certain obligations. Accordingly, it is agreed that, in addition to any other remedy to which the non-breaching party may be entitled, at law or in equity, the non-breaching party shall be entitled to an order of specific performance to compel performance of such obligations in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction.



            * This portion of the Exhibit has been omitted (based upon a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.

                                                ADDENDUM A
                                      SCOPE OF SERVICES, PRICES/RATES


Description of Services:

      Norris shall perform so as to design, develop and assemble the ***********
      *************************************************************************
      ****************************************

      Intel will be responsible for and will obtain **************************** ************************************************** other required technology provider ******************************************************
      Intel shall also assist in expediting the delivery of developer software and materials and hardware associated with such licenses as they apply to the Development Design.

      Intel shall be responsible for developing and providing the*************** that is required by the Demo units. Timely delivery to Norris of the ************************** is required to meet the schedule and properly implement the development of the Demo units.


List of Deliverable to be furnished:

100 Demo Units


Prices for Services:

Payment for the work performed by Norris shall consist of Non-Recurring Engineering ("NRE") fees as described below:

      a. Thirty percent (30%) of the NRE for development of the ***************************************************** shall be paid upon execution of this agreement. The balance of the NRE shall be made in milestone payments as follows:


            o     Twenty percent (20%) upon************************ as follows:

                  -  ***********************************************************
                  ****************************

                  -  ***********************************************************
                     ***********************************************************

                  -  ***********************************************************

            o     Twenty percent (20%) upon ************************************
                  **************************************************************

                  -  **********************************************************

                  -  ***********************************************************

                  -  ***********************************************************

                  -  ***********************************************************

            o Twenty percent (20%) upon delivery of the first ************* *************** units.

            o Ten percent (10%) upon delivery of the balance of ************ ************* units.

Additional ******************** units can be purchased at a unit price of ******


                        * This portion of the Exhibit has been omitted (based upon a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.

                                   ADDENDUM B
                              PERFORMANCE STANDARDS


MEASUREMENTS:

Norris' timely completion of the project is subject to and will require ********************************************** development milestones, (b)
timely completion of related ***************************************************
***************************************************************


SCHEDULE OF ENGINEERING MILESTONES

               o  *********************************************************
                  -  ***********************************************************
                     ***************************

                  -  ***********************************************************
                     ***************************

                  -  ***********************************************************

Approximate due date for the above: ********************************************

               o  ***********************************************************
                  ***************************************************

                  -  ***********************************************************

                  -  ***********************************************************

                  -  ***********************************************************

                  -  ***********************************************************

Approximate due date for the above: ********************************************

               o     Delivery of the first ****************************** units.

Approximate due date for the above: ********************************************

               o      Delivery of the balance of ********************* units.

Due Date is contingent on acceptance of the first 10 units.




                        * This portion of the Exhibit has been omitted (based upon a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.

                                   ADDENDUM C
                               NEGOTIATED CHANGES

"Supplier Intellectual Property Rights" means all patents, copyrights, mask work rights, trade secret rights and other intellectual property rights and applications therefor in any country of the world, related to the Development, which are owned by or licensed to Supplier during the term of this Agreement.


***********************************************************, the Supplier
Intellectual Property Rights ********* which will represent a prepaid royalty on ************************ of production and thereafter, a royalty fee of ******************************** shall be due to Supplier. Such license shall include the right to ***********************************************************
**************************************************



                        * This portion of the Exhibit has been omitted (based upon a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.

                                   ADDENDUM D
                    PROTECTION OF INTEL'S INFORMATION ASSETS


Supplier agrees to safeguard Intel's classified (i.e., Intel Confidential, Intel Secret, Intel Restricted Secret and Intel Top Secret) and proprietary information set out in the body of the parties' Agreement and relevant Unescorted Access Application forms for badges. Supplier also agrees to use and apply Intel's information protection methods stated below in this Addendum in the performance of Supplier's work. Supplier agrees that this performance standard applies to all Intel classified and proprietary information, regardless of the medium (Intel's or Supplier's) in or on which it is retained or communicated and to software that is licensed by Intel for its internal use.

Supplier is not automatically granted access to Intel classified and proprietary information, networks or software. However, authorization to use or access Intel information, software or telecommunications may be granted by the Intel information owner if access is necessary and directly related to Supplier's scope of work or duties. Unless specifically authorized, Supplier may not use or access Intel classified or proprietary information that may be happened upon or inadvertently discovered while performing work under this Agreement. Neither may a Supplier or Supplier's employee control an Intranet web site at Intel.

Supplier shall not modify Intel classified or proprietary information, software, hardware, or telecommunications without the explicit permission of the Intel employee responsible for the resource, with the exception of contract-related requirements or resources that allow for individual customization (e.g., Microsoft Windows user features). The Supplier's employees, agents, or subcontractors may not disclose Intel classified or proprietary information to their co-workers, except for disclosure to those similarly bound to protect Intel's intellectual property with a need to know to fulfill this Agreement.


                      INTEL INFORMATION PROTECTION METHODS

This section outlines the Intel's minimum requirements for protection methods for all Intel classified or proprietary information and software that the Supplier's personnel may come in contact with. Intel recognizes that the correct and proper protection of its information rests with its employees and Suppliers who have been authorized access. FAILURE TO COMPLY WITH THESE REQUIREMENTS WILL PROVIDE GROUNDS FOR IMMEDIATE TERMINATION OF THIS AGREEMENT BY INTEL. Periodic updates to these protection methods can be found on Intel's internal web at:

                  URL HTTP://WWW-INFOSEC.FM.INTEL.COM/POLICIES/

Upon reaching the above web site, refer to Policies for Employees and Procedures for Employees. These protection methods may also be obtained through your purchasing representative.
For further information or questions, contact your Intel management sponsor.

                                  ADDENDUM "E"

                    ALCOHOL AND DRUG-FREE WORKPLACE DIRECTIVE


Intel is committed to fulfilling its legal and ethical responsibility to maintain a safe and efficient working environment on Intel premises. Supplier's drug and alcohol program shall be at least as stringent as Intel's. This means that at a minimum: (i) all Supplier's employees ("Employees") assigned to Intel premises shall pass a screen test (urine analysis) for drugs and alcohol within seventy-two (72) hours of assignment at Intel; and (ii) Supplier shall perform immediate drug and alcohol testing of any Employee so assigned if Supplier ("Employer") has a reasonable suspicion of drug or alcohol impairment.

"Reasonable suspicion" is present when an observation of a change in an Employee's behavior or conduct indicates a noticeable performance impairment to the observer.

When Intel has a reasonable suspicion that an Employee is under the influence of alcohol or drugs in violation of Intel's standards, Intel may require Supplier to perform drug and/or alcohol testing of its Employee or remove the Employee from Intel premises.

If, after seventy-two (72) hours subsequent to assignment to Intel premises and after a favorable test result has been received, an Employee voluntarily requests professional counseling and rehabilitation before job performance is affected or continued assignment to Intel is at risk, Intel will allow continued access to its premises by such Employee only for so long as he/she abides by the rehabilitation program of his/her Employer.

However, if an Employee fails to advise his/her Employer of a drug or alcohol dependency and fails to seek his/her Employer's approval of a professional counseling and rehabilitation program and Intel requested testing shows that the tested Employee is under the influence of alcohol or illegal drugs, that Employee will be denied access to Intel premises and Intel will require return of that Employee's security badge immediately. In addition, a corporate-wide "no-access" notation will be placed in the Intel corporate security database and no Application for Waiver will be considered by Intel.

Also, Intel may, at its option, exercise its right to audit Supplier's personnel records related to compliance with Intel's Drug and Alcohol standard to ensure that federally certified laboratories are being used and appropriate procedures are adhered to.

                                   ADDENDUM F
                           CERTIFICATE OF ORIGINALITY

This Certificate of Originality must be completed by Supplier when furnishing software material (program product or offering and related documentation, or other software material) for Intel.

One Certificate of Originality can cover one complete product, even if that product includes multiple modules. However, a separate Certificate of Originality must be completed for the code and another for its related documentation (if any.)

Please leave no questions blank. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.



1. Name of the software material (provide complete identification, including version, release and modification numbers for programs and documentation):
      ***************************************************


2. Was the software material or any portion thereof written by any party other than you, or your employees working within their job assignment?

        Yes [ ]    No   [X]

      If Yes, provide the following information:

            (a) Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion:


________________________________________________________________________________

________________________________________________________________________________


            (b)   Specify for each involved party:

                  (i)   Name:

                        ________________________________________________________

                      (ii) Company:

                        ________________________________________________________



                        * This portion of the Exhibit has been omitted (based upon a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.

                      (iii) Address:

                        ________________________________________________________


                      (iv) If the party is a company, how did it acquire title to the software material (e.g., software material was written by company's employees as part of their job assignment)?

                        ________________________________________________________


                      (v) If the party is an individual, did s/he create the software material while employed by or under contractual relationship with another party?

                             Yes  [ ]   No  [ ]

                             If Yes, provide name and address of the other party and explain the nature of the obligations:


                        ________________________________________________________

                        ________________________________________________________


                  (c) How did you acquire tittle to the software material written by the other party?

                        ________________________________________________________


3. Was the software material or any portion thereof derived from any third party's pre-existing material(s)?

                   Yes  [ ]    No [X]

                  If Yes, provide the following information for each of the pre-existing materials:

                  (a)   Name of the materials:

                  ______________________________________________________________


                  (b)   Owner:

                  ______________________________________________________________

                  (c) How did you get the right to use the pre-existing material(s)?

                  ______________________________________________________________


4. Identify below, or in an attachment, any other circumstances which might affect Intel's ability to reproduce and market this software product, including:

                  (a) Confidentiality or trade secrecy of pre-existing materials:

                             Norris File System

                  (b)   Known or possible royalty obligations to others:

                  ______________________________________________________________


                  (c) Pre-existing material developed for another party or customer (including government) where you may not have retained full rights to the material:

                  ______________________________________________________________


                  (d) Materials acquired from a person or company possibly not having title to them:

                  ______________________________________________________________


                  (e)   Other circumstances:

                  ______________________________________________________________

                  ______________________________________________________________

ASSIGNMENT OF INTELLECTUAL PROPERTY



In consideration of the disclosure of Intellectual Property and Confidential Information of Intel and the compensation paid by Intel to _________________ ("Assignor") under the Intel Corporation Purchase Agreement Services No._____, effective ___________ ("Agreement") the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

********************************************************************
********************************************************************
********************************************************************

In this Agreement, "Work" means all works, including literary works, pictorial, graphic and sculptural works, architectural works, works of visual art, mask works, and any other work that may be the subject matter of copyright protection; advertising and marketing concepts; information; data; formulas; designs; models; drawings; computer programs; including all documentation, related listings, design specifications, and flowcharts, trade secrets, and any inventions including all processes, machines, manufactures and compositions of matter, and any other invention that may be the subject of patent protection; and all statutory protection obtained or obtainable thereon including those in foreign countries.

*******************************************************************************
*******************************************************************************
***************************************************

*******************************************************************************
*******************************************************************************
***************************************************

*******************************************************************************
*******************************************************************************
***************************************************

*******************************************************************************
*******************************************************************************
***************************************************


ASSIGNOR

Signature:________________________________

Printed Name:_____________________________

Date:_____________________________________



                        * This portion of the Exhibit has been omitted (based upon a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.

                                   ADDENDUM G
                                      DRAFT

FOR IMMEDIATE RELEASE
                                                          CONTACT: Robert Putnam
                                                                    619-679-1504


              NORRIS COMMUNICATIONS SIGNS DEVELOPMENT AGREEMENT TO
                        DEVELOP A DIGITAL VOICE RECORDER


(SAN DIEGO, CA - August 10, 1998) - Norris Communications, Inc. (OTC: NCII) today announced that it has signed an agreement to design and develop a digital voice recorder for Intel Corporation. Under the terms of the agreement, Intel will provide one-time development funding for the design. Terms and conditions for use of Norris' technology in a production product, or in derivatives of the current development effort, have been established with Intel in the current agreement. The Intel development payments to Norris do not represent any form of equity investment.

Fred Falk, President and CEO stated "Norris pioneered the use of removable Intel flash memory for portable digital voice recording. We were also the first in the industry to interface portable digital recordings to the computer, providing high speed downloading. Intel's decision to contract with Norris reflects our position as a leader in the world of hand held digital recorder technology."

Norris Communications Inc. is a San Diego-based company specializing in computer-compatible OEM products utilizing its proprietary MicroOS flash memory management system. Norris is an innovator in utilizing flash memory for digital voice, audio, image, video and data recording, storage, computer interface and playback. Norris licenses its technology for use in OEM products and also offers custom OEM development and manufacturing.

                                      # # #

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements relating to technology and product development that may impact on future results and the future viability of the company. Actual results could differ materially from those projected in the forward-looking statements as a result of risk factors such as future products and results, technological shifts, potential technical difficulties that could delay new products, competition, pricing pressures and the uncertainty of market acceptance of new products by distributors and end-user customers.



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